Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

(14) Commitments and Contingencies

(a) Operating Leases

The Company’s rental properties are subject to non-cancelable operating leases generating future minimum contractual rental payments, which as of December 31, 2011 are as follows (dollars in thousands):

	Future minimum rents	% of square feet under leases expiring
2012	$156,003	18%
2013	143,793	17%
2014	116,945	14%
2015	100,823	12%
2016	88,107	10%
Thereafter	257,640	29%

	$863,311	100%

At December 31, 2011, the Company’s consolidated portfolio was 81.8% occupied by 608 tenants. Excluding the Company’s fourth quarter 2010 acquisitions of Atlantic Corporate Park, which was vacant at acquisition, and Redland Corporate Center II, which was 99% vacant at acquisition, the Company’s consolidated portfolio was 84.0% occupied at December 31, 2011. The Company does not include square footage that is in development or redevelopment in its occupancy calculation.

The Company rents office space for its corporate headquarters under a non-cancelable operating lease, which it entered into upon relocating its corporate headquarters in 2005. The Company subleased its former corporate office space to three tenants. The lease on the Company’s former corporate office, along with the three related sublease agreements, expired on December 31, 2010 and the Company was released from all its obligations under the terms of the original lease on its former corporate office space.

During the fourth quarter of 2011, the Company entered into a new lease agreement at its corporate headquarters, which expanded its corporate office space by an additional 19,000 square feet. The Company will receive an allowance of $1.3 million for tenant improvements to renovate the office space. The lease agreement will expire on January 31, 2021. During the first quarter of 2012, the Company entered into a lease agreement for 6,000 square feet in Washington, D.C., which will serve as a temporary location for the Company’s Washington, D.C. office. The lease commenced in early 2012 and will expire on November 30, 2013.

Rent expense incurred under the terms of the corporate office leases, net of subleased revenue, was $0.6 million for each of the years ended December 31, 2011, 2010 and 2009, respectively.

Future minimum rental payments under the Company’s corporate office leases, which reflect $0.4 million in future rent abatements, are summarized as follows (amounts in thousands):

Future minimum rent
2012	$1,336
2013	1,495
2014	1,741
2015	1,789
2016	1,839
Thereafter	8,049

$16,249

(b) Legal Proceedings

The Company is subject to legal proceedings and claims arising in the ordinary course of its business. In the opinion of the Company’s management and legal counsel, the amount of ultimate liability with respect to these actions will not have a material effect on the results of operations or financial position of the Company.

(c) Contingent Consideration

In the course of acquiring properties, outright or through joint ventures, the Company may enter into certain arrangements in which additional consideration may be owed to the seller of the property if certain pre-established conditions are met. The contingent consideration owned to the seller is initially recorded at its fair value within “Accounts payable and other liabilities” on the Company’s consolidated balance sheets. Any changes in fair value to the contingent consideration are recorded as gains or losses on the Company’s consolidated statements of operations. See footnote 13, Fair Value Measurements, for more information of the Company’s contingent consideration obligations

The Company entered into an unconsolidated joint venture with AEW Capital Management, L.P. to own a 50% interest in Aviation Business Park—see footnote 6, Investment in Affiliates, for further information. The joint venture recognized the acquisition date fair value of $126 thousand in contingent consideration related to Aviation Business Park under the terms of a fee agreement with the former owner. The assets, liabilities and operating results of Aviation Business Park are not consolidated on the Company’s consolidated financial statements. As of December 31, 2011, the Company remains liable, in the event of default by the joint venture, for approximately $63 thousand, or 50% of the total, which reflects its ownership percentage.

(d) Capital Commitments

As of December 31, 2011, the Company had development and redevelopment contractual obligations, which include amounts accrued at December 31, 2011, of $1.9 million outstanding, primarily related to redevelopment activities at Three Flint Hill, located in the Company’s Northern Virginia reporting segment, which underwent a complete redevelopment that was substantially completed during the third quarter of 2011. As of December 31, 2011, the Company had capital improvement obligations of $1.5 million outstanding. Capital improvement obligations represent commitments for roof, asphalt, HVAC and common area replacements contractually obligated as of December 31, 2011. Also, as of December 31, 2011, the Company had $10.2 million of tenant improvement obligations, of which the majority related to a tenant at Redland Corporate Center II & III, which is located in the Company’s Maryland reporting segment. The Company anticipates meeting its contractual obligations related to its construction activities with cash from its operating activities. In the event cash from the Company’s operating activities is not sufficient to meet its contractual obligations, the Company can access additional capital through its unsecured revolving credit facility. At December 31, 2011, the Company had $72.0 million available under its unsecured revolving credit facility. The Company had no other material contractual obligations as of December 31, 2011.

The Company remains liable, for its proportionate ownership percentage, to fund any capital shortfalls or commitments from properties owned through unconsolidated joint ventures.

The Company has various obligations to certain local municipalities associated with its development projects that will require completion of specified site improvements, such as sewer and road maintenance, grading and other general landscaping work. As of December 31, 2011, the Company remained liable to the local municipalities for $2.2 million in the event that it does not complete the specified work. The Company intends to complete the improvements in satisfaction of these obligations.

(e) Insurance

The Company carries insurance coverage on its properties with policy specifications and insured limits that it believes are adequate given the relative risk of loss, cost of the coverage and standard industry practice. However, certain types of losses (such as from terrorism, earthquakes and floods) may be either uninsurable or not economically insurable. Further, certain of the properties are located in areas that are subject to earthquake activity and floods. Should a property sustain damage as a result of a terrorist act, earthquake or flood, the Company may incur losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should an uninsured loss occur, the Company could lose some or all of its capital investment, cash flow and anticipated profits related to one or more properties.